                                    M FUNDS

                       BRANDES INTERNATIONAL EQUITY FUND

                            TURNER CORE GROWTH FUND

                       FRONTIER CAPITAL APPRECIATION FUND

                       CLIFTON ENHANCED U.S. EQUITY FUND

                               SEMI-ANNUAL REPORT

                                 JUNE 30, 2000

                                     [LOGO]

M FUND, INC.
PRESIDENT'S LETTER

Dear Contract Owners:

We are pleased to present to you the M Fund, Inc. (the "Company") Semi-Annual Report dated June 30, 2000. The Company has been growing steadily during the course of 2000 with total assets under management reaching over $199 million as of June 30, 2000.

It is with great enthusiasm that we announce a change in portfolio managers. After an overwhelming majority shareholder vote, The Clifton Group began managing the Enhanced U.S. Equity Fund on May 1, 2000. As such, the Fund has been renamed the Clifton Enhanced U.S. Equity Fund and follows a synthetic enhanced index strategy. Please see the current M Fund Prospectus for additional information.

Sub-Advisers to the portfolios, under the direction of M Financial Investment Advisers, Inc., the investment adviser to the Company, have prepared the attached discussion of results for each portfolio of the company for the period beginning January 1, 2000 and ending June 30, 2000 in addition to their outlook for the last six months of 2000. The Clifton Group has reported results as of May 1, 2000.

Sub-Advisers to the Company are: Brandes Investment Partners, L.P. for the Brandes International Equity Fund, Turner Investment Partners for the Turner Core Growth Fund, Frontier Capital Management for the Frontier Capital Appreciation Fund, and The Clifton Group for the Clifton Enhanced U.S. Equity Fund.

The M Fund Board of Directors, in coordination with M Financial Investment Advisers, Inc. and M Fund's participating insurance carriers remain committed to providing opportunities to add value to shareholders.

Sincerely,

/s/ DANIEL F. BYRNE
DANIEL F. BYRNE
PRESIDENT
M Fund, Inc.

                       BRANDES INTERNATIONAL EQUITY FUND

    The Brandes International Equity Fund gained 4.1% for the six-month period ending June 30, 2000 versus a 4.1% decline for the MSCI EAFE Index.

    Returns benefited from investors' reevaluation of companies in undervalued sectors such as insurance, beverages & tobacco, and energy sources. Among the best-performing holdings during the period were Sun Life Financial (Canada--insurance), Alcatel Alsthom (France--electrical & electronics), and Daiichi Pharmaceuticals (Japan--health & personal care). Holdings in France, Japan, and Canada were among the best performers while holdings in the United Kingdom generally delivered the weakest returns. Stock-specific declines within the industrial components industry proved the greatest detriment to returns during the period. As a result of our bottom-up approach and stock price fluctuations, we reduced exposure to telecommunications and electrical & electronics issues while increasing the weightings in the insurance and food & household products industries. County allocations remained largely unchanged.

    Volatility characterized international stock markets during the first six months of 2000. After a poor start in January, strong returns for technology and telecom stocks lifted investor confidence later in the first quarter. Still, the MSCI EAFE Index fell slightly in the first quarter, down 0.1%. A tech-stock swoon in April and May dragged returns lower and contributed to the EAFE Index shedding 4.0% in the second quarter. Year to date, the Index fell 4.1%. As tech stocks stumbled, investors turned their attention to undervalued, long-overlooked sectors. As a result, value stocks posted solid gains in April and May. In addition to turbulent returns for technology stocks, rising interest rates, currency weakness, and political uncertainties weighed on non-U.S. markets during the period, creating a challenging environment. Similar to developed markets, fluctuating returns for technology stocks, rising interest rates, currency woes, and political concerns weighed on emerging markets during the period. While most emerging markets declined, there were exceptions. Stocks in China generally delivered gains, propelled by strong economic reports and passage of a key trade bill in the United States.

    We believe recent reluctance to investing in emerging markets has created an exceptional opportunity for long-term investors, given the attractive valuation levels compared to developed markets and the long-term growth potential of the asset class. The margin of safety inherent in fund constituents proved its merit during the period as the fund weathered a difficult environment and delivered gains when many indices declined. The fundamental strengths of individual holdings inspire optimism for the future. We retain strict adherence to our value investing philosophy and believe this will reward long-term shareholders. We appreciate the confidence you have shown in us and remain committed to helping you achieve your long-term investment goals.

BRANDES INVESTMENT PARTNERS, L.P.
INVESTMENT SUB-ADVISER TO THE BRANDES INTERNATIONAL EQUITY FUND

                            TURNER CORE GROWTH FUND

    The Turner Core Growth Fund returned 5.18% for the six-month period ended June 30, 2000 to outperform both the Wilshire 5000 Stock Index and the Lipper Growth Funds Average. The Wilshire 5000 was down 0.69% and the average growth fund tracked by Lipper Inc. was up 3.04%.

    Most of the Turner Core Growth Fund's gains came early and late in the period. In between, the fund declined sharply, as the stock market--and technology stocks especially--faltered; the Wilshire 5000, for instance, declined more than 10% from March 24 to April 14. Market pundits largely attributed the downturn to investor fears that high-priced tech stocks were overdue for a pullback and that future Federal Reserve hikes in interest rates would be bearish for stocks. But the market rebounded strongly in June, in response to evidence of favorable corporate earnings prospects and the Federal Reserve's disinclination to continue raising rates indefinitely.

    Altogether, during the period the market ended up not going much of anywhere, but bounced vigorously up and down en route like a 10-year-old on a pogo stick. Growth stocks fared better than value stocks did; the broad-based Russell 3000 Growth Index advanced 4.04%, versus a negative 3.56% for its value counterpart.

    The key to the Turner Core Growth Fund's performance advantage was good stock selection. Six of our 10 sector positions outperformed their corresponding index sectors, with investments in four sectors--technology, producer durables, energy, and financial services--contributing the most to performance; those four sectors accounted for more than 50% of our holdings.

    In absolute terms, our energy investments fared best, rising more than 29%. The strongest energy performers were the stocks of oil-services and diversified energy-process companies. In relative terms, our technology holdings--which represented our largest single sector weighting--added the most value to the fund's results by far. Our technology performance was enhanced by nimble trading; as certain stocks fluctuated dramatically, we got into and out of them at opportune times to nail down profits or minimize losses. Some of our best performers were stocks of wireless-communications, optical-fiber, data-networking, semiconductor capital-equipment, and software companies. In our judgment, these companies are primed to capitalize on the convergence of telecommunications, computer, and television technologies. This convergence is creating highly profitable opportunities for improving the capacity and performance of all kinds of digital networks and devices, ranging from the Internet to mobile telephones, and from mainframe computers to household appliances.

    Detracting the most from performance was a negative return in the consumer-discretionary/services sector. Our consumer holdings were victims of higher interest rates.

    In our judgment, corporate earnings prospects in aggregate continue to be attractive; we anticipate that most companies will report earnings for the remainder of the year that are either in line with or better than Wall Street's expectations. We continue to emphasize the stocks of leading companies that, in our analysis, can sustain their earnings growth. The stocks that we think should do best are precisely those types of companies--companies with leading market shares in their industries and with what Wall Street calls "earnings visibility," i.e., a predictable pattern of earnings growth. In the market downturn during the past six months, the stocks that were hit hardest were those with the weakest earnings visibility, with the least solid fundamentals. In a market that has come to prize companies that can deliver earnings growth, we think the Turner Core Growth Fund is particularly well positioned for the times ahead.

TURNER INVESTMENT PARTNERS, INC.
INVESTMENT SUB-ADVISER TO THE TURNER CORE GROWTH FUND

                       FRONTIER CAPITAL APPRECIATION FUND

    For the quarter ended June 30, 2000, the Frontier Capital Appreciation Fund declined by 3.5% as compared to the 4.0% decline in the Russell 2500 index. Through the first half of 2000, the Fund gained 15.2% compared to the 5.7% increase in the Russell 2500. While the Russell 2500 gained 6.6% during the month, the capital appreciation portfolio appreciated by just 3.7%. The underperformance in June is attributable to our repositioning of the portfolio.

    Earlier in the quarter we began to take profits on stocks in which we had significant gains. In many cases, these stocks were purchased 18 to 24 months ago at prices significantly below current prices. The stocks were purchased because the market failed to recognize the earnings growth potential of the underlying companies. These stocks were focused primarily in the technology and biotechnology sectors. By the first quarter of this year, we believe the market fully recognized the earnings growth potential of several of our holdings. We reduced our weightings in technology and biotechnology significantly when compared to the benchmark weighting. However, during the month of June investors became much more optimistic about the outlook for interest rates as news of a slowing economy started to emerge. This change in sentiment led to a very strong rally in the stock market, which benefited mid to large cap tech stocks that had previously been momentum leaders--some of which we had reduced due to valuation concerns. As a result, our performance did not keep up with the index during the strong June rally.

    We believe many of the stocks we have recently purchased for your portfolio will be greatly rewarded over the next 12 to 24 months. The recent upturn in the stock market has been accompanied by increased breadth. This should prove helpful to our non-tech holdings that we have been adding to over the last couple of months.

FRONTIER CAPITAL MANAGEMENT CO., L.L.C.
INVESTMENT SUB-ADVISER TO THE FRONTIER CAPITAL APPRECIATION FUND

                       CLIFTON ENHANCED U.S. EQUITY FUND

    The Clifton Enhanced U.S. Equity Fund returned (2.53)% for the first six months ending June 30, 2000. The S&P Composite Index returned (.42)% for the same period. For the period January 1, 2000 to April 30, 2000, the Fund was named the U.S. Enhanced Equity Fund and had a similar investment objective. During that time, the Fund was managed by Franklin Portfolio Associates, L.L.C. For the period May 1, 2000 to June 30, 2000, the Fund was managed by The Clifton Group.

    During the second quarter the portfolio was restructured to a "synthetic" index position by the Fund's new manager The Clifton Group. We believe the synthetic index structure will fulfill the Fund's enhanced index return objective while reducing performance differences versus the S&P Composite Index on a quarterly basis. An investor that earns enhanced index results with a high level of consistency will realize superior relative investment performance.

    A synthetic enhanced index investment approach combines cash management with an investment in an index futures contract. The S&P Composite Index return is earned through a fully invested position in S&P futures contracts plus all income produced by the cash management. An investment in a futures contract is a non-cash transaction creating a contract to deliver or receive value based on market level changes. Therefore, assets of the enhanced index fund can be invested in a cash portfolio. It is this area which is targeted to generate excess returns.

    The Clifton Group converted the portfolio to a synthetic index structure in early May. The Fund currently holds high grade enhanced cash position combined with full index participation via S&P Composite futures. Over the brief period Clifton has managed the Fund, results are in the range of expected long term performance objectives. Specifically, our objective for this strategy is to consistently outperform the S&P Composite Index while maintaining close tracking with the index.

    The account is currently positioned to deliver enhanced index results in the coming year. Enhanced index results in the future should deliver competitive investment returns while greatly reducing the risk of realizing sub par performance.

THE CLIFTON GROUP
INVESTMENT SUB-ADVISER TO THE CLIFTON ENHANCED U.S. EQUITY FUND

BRANDES INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED)

JUNE 30, 2000

                                                       VALUE
 SHARES                                               (NOTE 1)
---------                                            ----------
           FOREIGN COMMON STOCKS--96.2%
           BRAZIL--5.7%
   74,000  Banco Bradesco SA--ADR..................  $  644,029
  114,000  Centrais Electricas Brasileiras
             SA--ADR...............................   1,159,619
    2,700  Centrais Electricas Brasileiras
             SA--ADR--Class B......................      29,785
      270  Centrais Geradoras do Sul do Brasil
             SA--ADR*..............................       1,684
   40,600  Cia Cervejaria Brahma--ADR..............     690,200
   51,000  Petroleo Brasileiro SA--ADR.............   1,540,787
      100  Tele Celular Sul Participacoes
             SA--ADR...............................       4,525
      333  Tele Centro Oeste Celular Participacoes
             SA--ADR...............................       3,996
      200  Tele Centro Sul Participacoes SA--ADR...      14,613
       20  Tele Leste Celular Participacoes
             SA--ADR...............................         885
       50  Tele Nordeste Celular Participacoes
             SA--ADR...............................       3,463
       20  Tele Norte Celular Participacoes
             SA--ADR...............................       1,015
    1,117  Tele Norte Leste Participacoes
             SA--ADR...............................      26,389
    1,000  Telecomunicacoes de Sao Paulo...........      18,500
       50  Telemig Celular Participacoes SA--ADR...       3,575
      400  Telesp Celular Partcipacoes SA--ADR.....      17,950
                                                     ----------
                                                      4,161,015
                                                     ----------
           CANADA--2.2%
   93,000  Sun Life Financial Services of
             Canada*...............................   1,569,375
                                                     ----------
           CHINA--1.2%
4,288,000  PetroChina Co. Ltd.*....................     891,087
                                                     ----------
           DENMARK--1.7%
   10,095  Den Danske Bank.........................   1,214,444
                                                     ----------
           FRANCE--7.2%
   22,300  Alcatel.................................   1,462,993
    8,500  Eridania Beghin-Say SA..................     832,812
                                                       VALUE
 SHARES                                               (NOTE 1)
---------                                            ----------
           FRANCE (CONTINUED)
   40,100  Michelin (CGDE)--Class B................  $1,287,044
   11,211  Total SA--Class B.......................   1,719,375
                                                     ----------
                                                      5,302,224
                                                     ----------
           GERMANY--6.4%
   26,100  BASF AG.................................   1,058,032
   63,630  Bayerische Motoren Werke (BMW) AG.......   1,923,164
   10,500  Deutsche Telekom AG--Registered.........     597,608
    2,000  Muenchener Rueckversicherungs-
             Gesellschaft AG.......................     628,357
    9,900  VEBA AG.................................     477,427
                                                     ----------
                                                      4,684,588
                                                     ----------
           HONG KONG--1.8%
  221,500  Swire Pacific Ltd.--Class A.............   1,295,654
                                                     ----------
           IRELAND--1.9%
   19,884  Allied Irish Banks Plc..................     177,920
   37,316  Allied Irish Banks Plc..................     334,255
  137,500  Bank of Ireland.........................     867,011
                                                     ----------
                                                      1,379,186
                                                     ----------
           ITALY--4.0%
  385,800  ENI SpA.................................   2,225,255
   52,100  Telecom Italia SpA......................     715,447
                                                     ----------
                                                      2,940,702
                                                     ----------
           JAPAN--15.2%
   40,000  Daiichi Pharmaceutical Co., Ltd.........   1,013,708
   97,000  Daiwa House Industry Co., Ltd...........     707,315
  129,000  Hitachi Ltd.............................   1,859,438
      126  Japan Tobacco, Inc......................   1,105,149
  119,000  Komatsu, Ltd............................     836,347
   28,000  Matsushita Electric
             Industrial Co.........................     725,423
  357,000  Mitsubishi Heavy Industries, Ltd........   1,580,762
  313,000  Nippon Mitsubishi Oil Corp..............   1,433,115
  162,000  Tokio Marine & Fire Insurance Co.,
             Ltd...................................   1,868,086
                                                     ----------
                                                     11,129,343
                                                     ----------
           MEXICO--3.1%
   40,100  Telefonos de Mexico SA--ADR.............   2,290,713
                                                     ----------

   The accompanying notes are an integral part of these financial statements.

BRANDES INTERNATIONAL EQUITY FUND

JUNE 30, 2000

                                                       VALUE
 SHARES                                               (NOTE 1)
---------                                            ----------
           NETHERLANDS--2.9%
   31,521  ING Groep NV............................  $2,131,149
                                                     ----------
           NEW ZEALAND--1.2%
  253,700  Telecom Corp. of New Zealand Ltd........     886,818
                                                     ----------
           PORTUGAL--2.0%
  127,993  Portugal Telecom SA.....................   1,437,389
                                                     ----------
           SINGAPORE--2.9%
   83,736  DBS Group Holdings Ltd..................   1,076,086
  245,259  Jardine Matheson Holdings Ltd...........   1,074,234
                                                     ----------
                                                      2,150,320
                                                     ----------
           SOUTH AFRICA--2.5%
   54,600  De Beers--Centenary.....................   1,329,742
   66,000  South African Breweries Plc.............     483,227
                                                     ----------
                                                      1,812,969
                                                     ----------
           SOUTH KOREA--0.9%
   34,000  Korea Electric Power Corp...............     626,875
                                                     ----------
           SPAIN--1.3%
   55,833  Banco Bilbao Vizcaya Argentaria, SA.....     834,422
    6,600  Union Electrica Fenosa, SA..............     119,436
                                                     ----------
                                                        953,858
                                                     ----------
           SWITZERLAND--5.8%
  187,800  Allied Zurich Plc.......................   2,225,918
      690  Nestle SA...............................   1,381,227
    1,770  Swisscom AG.............................     613,133
                                                     ----------
                                                      4,220,278
                                                     ----------
           UNITED KINGDOM--25.3%
   32,000  Allied Domecq Plc.......................     169,865
   50,500  BOC Group Plc...........................     727,613
  235,000  British Aerospace Plc...................   1,468,421
  246,500  British American Tobacco Plc............   1,648,697
                                                       VALUE
 SHARES                                               (NOTE 1)
---------                                            ----------
           UNITED KINGDOM (CONTINUED)
   87,000  British Energy Plc......................  $  236,848
   51,000  British Telecommunications Plc..........     660,562
  193,249  Cadbury Schweppes Plc...................   1,272,015
  152,000  Corus Group Plc.........................     222,462
  227,328  Diageo Plc..............................   2,044,528
   11,100  HSBC Holdings Plc.......................     127,187
  110,800  HSBC Holdings Plc
             (Hong Kong)...........................   1,264,970
  104,600  Imperial Chemical Industries Plc........     832,075
  182,576  Invensys Plc............................     686,722
  524,800  Marks & Spencer Plc.....................   1,848,566
  209,600  National Power Plc......................   1,338,316
   51,500  Reckitt & Colman Plc....................     577,995
   97,700  Royal & Sun Alliance Insurance Group
             Plc...................................     635,678
  303,900  Safeway Plc.............................   1,184,539
  261,300  Unilever Plc............................   1,585,203
                                                     ----------
                                                     18,532,262
                                                     ----------
           VENEZUELA--1.0%
   25,700  Cia Anonima Telefonos de
             Venezuela--ADR........................     698,719
                                                     ----------
           TOTAL INVESTMENTS AT MARKET VALUE--96.2%
             (Cost $62,063,257)....................  70,308,968
           OTHER ASSETS IN EXCESS OF
             LIABILITIES--3.8%.....................   2,754,885
                                                     ----------
           NET ASSETS--100.0%......................  $73,063,853
                                                     ==========

NOTES TO THE PORTFOLIO OF INVESTMENTS:
ADR--American Depository Receipt
* Non-Income Producing Security
Percentages indicated are based on net assets.

   The accompanying notes are an integral part of these financial statements.

BRANDES INTERNATIONAL EQUITY FUND

JUNE 30, 2000

    At June 30, 2000, industry sector diversification of the Brandes International Equity Fund's investments as of percentage of net assets was as follows:

                                                              PERCENTAGE
                                                                OF NET
                      INDUSTRY SECTOR                           ASSETS
                      ---------------                         ----------
Beverages, Food & Tobacco...................................    14.1%
Insurance...................................................    12.3%
Oil & Gas...................................................    10.7%
Banking.....................................................     9.0%
Telephone Systems...........................................     8.2%
Electric Utilities..........................................     5.5%
Communications..............................................     4.8%
Automotive..................................................     4.4%
Chemicals...................................................     3.6%
Electronics.................................................     3.6%
Heavy Machinery.............................................     3.3%
Industrial--Diversified.....................................     3.3%
Retailers...................................................     2.5%
Aerospace & Defense.........................................     2.0%
Household Products..........................................     1.9%
Mining......................................................     1.8%
Food Retailers..............................................     1.6%
Pharmaceuticals.............................................     1.4%
Commercial Services.........................................     1.0%
Industrial Technology.......................................     0.9%
Metals......................................................     0.3%
                                                                ----
                                                                96.2%
                                                                ====

   The accompanying notes are an integral part of these financial statements.

TURNER CORE GROWTH FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED)

JUNE 30, 2000

                                                    VALUE
SHARES                                             (NOTE 1)
------                                            ----------
        COMMON STOCKS--98.2%
        AIRLINES--0.5%
 4,210  Delta Air Lines, Inc....................  $  212,868
                                                  ----------
        AUTOMOTIVE--1.3%
 6,920  Ford Motor Co...........................     297,560
 1,560  SPX Corp.*..............................     188,663
   906  Visteon Corp*...........................      10,986
                                                  ----------
                                                     497,209
                                                  ----------
        BANKING--3.6%
10,090  Bank of New York Co., Inc. (The)........     469,185
 7,670  FleetBoston Financial Corp..............     260,780
 4,000  Northern Trust Corp.....................     260,250
10,570  Wells Fargo Co..........................     409,588
                                                  ----------
                                                   1,399,803
                                                  ----------
        BEVERAGES, FOOD & TOBACCO--4.5%
11,600  Coca-Cola Co............................     666,275
13,000  Pepsico, Inc............................     577,688
 4,000  Quaker Oats Co..........................     300,500
 4,815  SYSCO Corp..............................     202,832
                                                  ----------
                                                   1,747,295
                                                  ----------
        CHEMICALS--1.3%
10,520  Air Products & Chemicals, Inc...........     324,148
 3,721  Pharmacia Corp..........................     192,329
                                                  ----------
                                                     516,477
                                                  ----------
        COMMERCIAL SERVICES--0.7%
 6,412  Paychex, Inc............................     269,304
                                                  ----------
        COMMUNICATIONS--5.8%
 2,920  JDS Uniphase Corp.*.....................     350,035
 8,620  McLeodUSA, Inc.--Class A*...............     178,326
 2,070  Network Appliance, Inc.*................     166,635
 9,830  Nokia Oyj--ADR..........................     490,886
 9,680  Nortel Networks Corp....................     660,660
 2,670  Scientific-Atlanta, Inc.................     198,915
 3,100  Tellabs, Inc.*..........................     212,156
                                                  ----------
                                                   2,257,613
                                                  ----------
        COMPUTER SOFTWARE &
        PROCESSING--13.4%
12,440  America Online, Inc.*...................     656,210
 2,090  Ariba, Inc.*............................     204,918
 5,490  Automatic Data Processing, Inc..........     294,058
 6,260  First Data Corp.........................     310,653
                                                    VALUE
SHARES                                             (NOTE 1)
------                                            ----------
        COMPUTER SOFTWARE &
        PROCESSING (CONTINUED)
 5,080  Fiserv, Inc.*...........................  $  219,710
16,310  Genuity, Inc*...........................     149,339
 1,380  Juniper Networks, Inc.*.................     200,876
15,900  Microsoft Corp.*........................   1,272,000
 8,110  Oracle Corp.*...........................     681,747
 1,120  Siebel Systems, Inc.*...................     183,190
 1,250  VeriSign, Inc.*.........................     220,625
 2,410  VERITAS Software Corp.*.................     272,368
 4,200  Yahoo! Inc.*............................     520,275
                                                  ----------
                                                   5,185,969
                                                  ----------
        COMPUTERS & INFORMATION--12.5%
20,790  Cisco Systems, Inc.*....................   1,321,457
 1,810  Comverse Technology, Inc.*..............     168,330
14,640  Dell Computer Corp.*....................     721,935
 9,720  EMC Corp.*..............................     747,833
11,740  Gateway, Inc.*..........................     666,245
 5,610  International Business Machines.........     614,646
 6,580  Sun Microsystems, Inc.*.................     598,369
                                                  ----------
                                                   4,838,815
                                                  ----------
        CONGLOMERATES--1.4%
11,400  Tyco International, Ltd.................     540,075
                                                  ----------
        CONTAINERS & PACKAGING--0.8%
 4,375  Avery-Dennison Corp.....................     293,672
                                                  ----------
        ELECTRIC UTILITIES--1.5%
 9,590  AES Corp.*..............................     437,544
 2,790  Duke Energy Corp........................     157,286
                                                  ----------
                                                     594,830
                                                  ----------
        ELECTRONICS--8.9%
 5,440  Applied Materials, Inc.*................     493,000
 2,080  Applied Micro Circuits Corp.*...........     205,400
1,170.. Broadcom Corp.--Class A*                     256,157
 3,350  Celestica, Inc..........................     166,244
10,260  Intel Corp..............................   1,371,634
 4,720  KLA Instruments Corp.*..................     276,415
 3,030  Micron Technology, Inc.*................     266,829
 2,120  RF Micro Devices, Inc.*.................     185,765
   840  SDL, Inc.*..............................     239,558
                                                  ----------
                                                   3,461,002
                                                  ----------

   The accompanying notes are an integral part of these financial statements.

TURNER CORE GROWTH FUND

JUNE 30, 2000

                                                    VALUE
SHARES                                             (NOTE 1)
------                                            ----------
        ENTERTAINMENT & LEISURE--1.7%
12,340  AT&T Corp.--Liberty Media
          Group--Class A*.......................  $  299,245
 9,440  Walt Disney Co..........................     366,390
                                                  ----------
                                                     665,635
                                                  ----------
        FINANCIAL SERVICES--4.7%
10,677  Citigroup, Inc..........................     643,289
 5,350  Federal National Mortgage Association...     279,203
 2,570  Lehman Brothers Holdings, Inc...........     243,026
10,930  MBNA Corp...............................     296,476
 3,110  Merrill Lynch & Co......................     357,650
                                                  ----------
                                                   1,819,644
                                                  ----------
        HEALTH CARE PROVIDERS--1.0%
13,130  HCA--The Healthcare Corp................     398,824
                                                  ----------
        HEAVY MACHINERY--0.5%
 3,080  Cooper Cameron Corp.*...................     203,280
                                                  ----------
        HOME CONSTRUCTION, FURNISHING &
        APPLIANCES--3.3%
24,060  General Electric Co.....................   1,275,180
                                                  ----------
        HOUSEHOLD PRODUCTS--1.4%
 2,020  Corning, Inc............................     545,148
                                                  ----------
        INSURANCE--2.7%
 5,860  American International Group............     688,550
 6,270  Hartford Financial Services
          Group, Inc............................     350,728
                                                  ----------
                                                   1,039,278
                                                  ----------
        MEDIA--BROADCASTING & PUBLISHING--3.3%
 5,080  Clear Channel Communications, Inc.*.....     381,000
 7,240  Comcast Corp.--Class A *................     293,220
 3,420  Gemstar International Group Ltd.*.......     210,170
 5,644  Viacom, Inc.--Class B *.................     384,850
                                                  ----------
                                                   1,269,240
                                                  ----------
                                                    VALUE
SHARES                                             (NOTE 1)
------                                            ----------
        MEDICAL SUPPLIES--2.3%
 4,800  Baxter International, Inc...............  $  337,500
 4,000  Medtronics, Inc.........................     199,250
 2,590  PE Corp-PE Biosystems Group.............     170,616
 6,810  Tenet Healthcare Corp.*.................     183,870
                                                  ----------
                                                     891,236
                                                  ----------
        MEDICAL & BIO-TECHNOLOGY--1.0%
 2,340  Genentech, Inc.*........................     402,480
                                                  ----------
        OIL & GAS--4.5%
 9,990  Burlington Resources, Inc...............     382,118
 2,332  Dynegy, Inc.............................     159,305
 9,450  Enron Corp..............................     609,525
 5,566  Exxon Mobil Corp........................     436,931
 3,540  Phillips Petroleum Co...................     179,434
                                                  ----------
                                                   1,767,313
                                                  ----------
        PHARMACEUTICALS--5.9%
 6,670  American Home Products Corp.............     391,863
 5,690  Amgen, Inc.*............................     399,723
 1,830  Eli Lilly & Co..........................     182,771
19,197  Pfizer, Inc.............................     921,456
 7,990  Schering-Plough Corp....................     403,495
                                                  ----------
                                                   2,299,308
                                                  ----------
        RETAILERS--4.1%
 5,060  CVS Corp................................     202,400
 3,560  Kohl's Corp.*...........................     198,025
10,790  Safeway, Inc.*..........................     486,899
12,550  Wal-Mart Stores, Inc....................     723,194
                                                  ----------
                                                   1,610,518
                                                  ----------
        TELEPHONE SYSTEMS--5.6%
 6,260  BellSouth Corp..........................     266,833
 4,590  Level 3 Communications, Inc.*...........     403,920
 9,690  Metromedia Fiber Network, Inc.--
          Class A*..............................     384,572
 3,240  Nextel Communications, Inc.--
          Class A*..............................     198,248
10,160  SBC Communications, Inc.................     439,420

   The accompanying notes are an integral part of these financial statements.

TURNER CORE GROWTH FUND

JUNE 30, 2000

                                                    VALUE
SHARES                                             (NOTE 1)
------                                            ----------
        TELEPHONE SYSTEMS (CONTINUED)
 4,710  Sprint Corp. (PCS Group)*...............  $  280,245
 1,570  VoiceStream Wireless Corp.*.............     182,586
                                                  ----------
                                                   2,155,824
                                                  ----------
        TOTAL INVESTMENTS AT MARKET VALUE--98.2%
          (Cost $35,776,890)....................  38,157,840
        OTHER ASSETS IN EXCESS OF
          LIABILITIES--1.8%.....................     695,415
                                                  ----------
        NET ASSETS--100.0%......................  $38,853,255
                                                  ==========

NOTES TO THE PORTFOLIO OF INVESTMENTS:
ADR--American Depository Receipt
* Non-Income Producing Security
Percentages indicated are based on net assets.

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED)

JUNE 30, 2000

                                                    VALUE
SHARES                                             (NOTE 1)
------                                            ----------
        COMMON STOCKS--95.4%
        ADVERTISING--0.5%
14,100  Snyder Communications, Inc.*............  $  334,875
                                                  ----------
        AEROSPACE & DEFENSE--0.5%
21,500  BE Aerospace, Inc.*.....................     147,813
11,200  Orbital Sciences Corp.*.................     136,500
                                                  ----------
                                                     284,313
                                                  ----------
        BEVERAGES, FOOD & TOBACCO--0.3%
60,400  Seminis, Inc.*..........................     158,550
                                                  ----------
        BUILDING MATERIALS--1.3%
26,500  Ingram Micro, Inc.*.....................     462,094
17,000  U.S. Aggregates, Inc....................     308,125
                                                  ----------
                                                     770,219
                                                  ----------
        CHEMICALS--1.4%
36,930  Hexcel Corp.*...........................     350,835
40,100  IMC Global, Inc.........................     521,300
                                                  ----------
                                                     872,135
                                                  ----------
        COMMERCIAL SERVICES--7.9%
27,700  Bright Horizons Family
          Solutions, Inc.*......................     592,088
17,700  Fluor Corp..............................     559,763
15,300  Interim Services, Inc.*.................     271,575
76,900  Lo-Jack Corp.*..........................     533,494
18,300  MarchFirst, Inc.*.......................     333,975
14,200  Omnicare, Inc...........................     128,688
 5,950  Quanta Services, Inc.*..................     327,250
52,900  Republic Services, Inc.--Class A*.......     846,400
19,100  Ritchie Bros. Auctioneers*..............     457,206
65,100  SITEL Corp.*............................     325,500
19,000  Tetra Tech, Inc.*.......................     434,625
                                                  ----------
                                                   4,810,564
                                                  ----------
        COMMERCIAL SPORTS--0.0%
   400  Speedway Motorsports, Inc*..............       9,200
                                                  ----------
        COMMUNICATIONS--1.7%
10,000  Digital Microwave Corp.*................     381,250
24,500  Glenayre Technologies, Inc.*............     258,781
17,500  Intervoice, Inc.*.......................     114,844
15,400  Itron, Inc.*............................     127,050
27,500  P-Com, Inc.*............................     156,406
                                                  ----------
                                                   1,038,331
                                                  ----------
                                                    VALUE
SHARES                                             (NOTE 1)
------                                            ----------
        COMPUTER SOFTWARE &
        PROCESSING--10.3%
49,000  3DO Co. (The)*..........................  $  384,346
 6,700  Acxiom Corp.*...........................     182,575
45,100  Ansoft Corp.*...........................     451,000
 8,700  Brooktrout, Inc.*.......................     189,769
 9,500  Caminus Corp.*..........................     232,750
11,400  Documentum, Inc.*.......................   1,018,875
10,500  Hyperion Solutions Corp.*...............     340,594
 7,500  iGate Capital Corp.*....................     103,125
52,500  Information Resources, Inc.*............     206,719
64,900  Informix Corp.*.........................     482,694
27,100  ISG International Software Group,
          Ltd.*.................................     320,119
21,200  NOVA Corp.*.............................     592,275
46,000  Parametric Technology Co.*..............     506,000
14,600  Progress Software Corp.*................     261,888
13,300  Project Software &
          Development, Inc.*....................     239,400
 6,300  Sandisk Corp.*..........................     385,481
12,900  Sybase, Inc.*...........................     296,700
 7,400  Sykes Enterprises, Inc.*................      95,275
                                                  ----------
                                                   6,289,585
                                                  ----------
        COMPUTERS & INFORMATION--3.4%
32,300  Cirrus Logic, Inc.*.....................     516,800
26,900  FVC.COM, Inc.*..........................     208,475
30,600  Indigo N.V.*............................     177,863
18,900  InFocus Corp.*..........................     608,344
10,300  Seagate Technology, Inc.*...............     566,500
                                                  ----------
                                                   2,077,982
                                                  ----------
        CONTAINERS & PACKAGING--2.0%
38,900  American National Can Group, Inc........     656,438
32,590  US Can Corp.*...........................     566,251
                                                  ----------
                                                   1,222,689
                                                  ----------
        ELECTRICAL EQUIPMENT--3.2%
22,900  Artesyn Technologies, Inc.*.............     636,906
51,500  Checkpoint Systems, Inc.*...............     386,250
 8,700  SBS Technologies, Inc.*.................     321,356
47,200  UCAR International, Inc.*...............     616,550
                                                  ----------
                                                   1,961,062
                                                  ----------
        ELECTRONICS--17.3%
18,800  American Superconductor Corp.*..........     907,100
18,100  Analog Devices, Inc.*...................   1,375,600

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND

JUNE 30, 2000

                                                    VALUE
SHARES                                             (NOTE 1)
------                                            ----------
        ELECTRONICS (CONTINUED)
14,800  Arrow Electronics, Inc.*................  $  458,800
21,000  Atmel Corp.*............................     774,375
 9,600  Benchmark Electronics, Inc.*............     351,000
 9,400  Cypress Semiconductor Corp.*............     397,150
12,600  Exar Corp.*.............................   1,098,563
11,600  Galileo Technology, Ltd.*...............     249,400
 6,600  Harman International
          Industries, Inc.......................     402,600
 9,700  Harris Corp.............................     317,675
 5,300  Innovex, Inc.*..........................      51,675
11,540  Lattice Semiconductor Corp.*............     797,703
14,360  LSI Logic Corp.*........................     777,235
10,800  Sage, Inc.*.............................     139,725
15,400  SIPEX Corp.*............................     426,388
41,560  Trimble Navigation, Ltd.*...............   2,028,633
                                                  ----------
                                                  10,553,622
                                                  ----------
        ENTERTAINMENT & LEISURE--3.2%
 9,500  American Coin Merchandising, Inc.*......      23,750
32,200  Callaway Golf Co........................     525,263
 9,100  Hasbro, Inc.............................     137,069
 9,500  Imax Corp.*.............................     216,125
23,012  Mattel, Inc.............................     303,471
33,600  Premier Parks, Inc.*....................     764,400
                                                  ----------
                                                   1,970,078
                                                  ----------
        FINANCIAL SERVICES--2.1%
10,800  E*TRADE Group, Inc.*....................     178,200
14,900  Investment Technology Group, Inc.*......     634,181
 7,400  Knight Trading Group, Inc.*.............     220,613
 8,400  Waddell & Reed Financial, Inc.--
          Class A...............................     275,625
                                                  ----------
                                                   1,308,619
                                                  ----------
        FOREST PRODUCTS & PAPER--1.2%
49,400  Packaging Corp. of America*.............     500,175
17,200  Smurfit-Stone Container Corp.*..........     221,450
                                                  ----------
                                                     721,625
                                                  ----------
        HEALTH CARE PROVIDERS--1.5%
 6,000  Express Scripts, Inc.--Class A*.........     372,750
73,400  HEALTHSOUTH Corp.*......................     527,563
                                                  ----------
                                                     900,313
                                                  ----------
                                                    VALUE
SHARES                                             (NOTE 1)
------                                            ----------
        HEAVY CONSTRUCTION--1.0%
35,500  Chicago Bridge & Iron Co. N.V...........  $  521,406
19,800  Layne Christensen Co.*..................      89,100
                                                  ----------
                                                     610,506
                                                  ----------
        HEAVY MACHINERY--4.9%
36,093  Albany International Corp.--
          Class A*..............................     523,348
 4,500  Cooper Cameron Corp.*...................     297,000
17,730  Insituform Technologies*................     480,926
14,900  Kaydon Corp.............................     312,900
 9,100  Lam Research Corp.*.....................     341,250
21,800  Paxar Corp.*............................     260,238
11,200  Pentair, Inc............................     397,600
13,100  York International Corp.................     342,238
                                                  ----------
                                                   2,955,500
                                                  ----------
        INDUSTRIAL--DIVERSIFIED--1.2%
17,000  AptarGroup, Inc.........................     459,000
13,500  Identix, Inc.*..........................     211,781
 5,300  Zomax, Inc.*............................      69,563
                                                  ----------
                                                     740,344
                                                  ----------
        INSURANCE--3.1%
31,600  HCC Insurance Holdings, Inc.............     596,450
15,900  HSB Group, Inc..........................     494,888
43,500  Mid Atlantic Medical Services, Inc.*....     587,250
 3,700  XL Capital, Ltd.--Class A...............     200,263
                                                  ----------
                                                   1,878,851
                                                  ----------
        MEDIA--BROADCASTING & PUBLISHING--1.5%
 4,672  Adelphia Communications Corp.--
          Class A*..............................     219,000
30,630  Mail-Well, Inc.*........................     264,184
 5,500  Meredith Corp...........................     185,625
 6,000  Salem Communications Corp.--
          Class A*..............................      55,688
 2,600  Scholastic Corp.*.......................     158,925
                                                  ----------
                                                     883,422
                                                  ----------
        MEDICAL SUPPLIES--3.0%
48,300  Endocardial Solutions, Inc.*............     410,550
15,200  Haemonetics Corp.*......................     319,200
 8,600  Mentor Corp.............................     233,813

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND

JUNE 30, 2000

                                                    VALUE
SHARES                                             (NOTE 1)
------                                            ----------
        MEDICAL SUPPLIES (CONTINUED)
10,900  STERIS Corp.*...........................  $   96,738
16,500  Visible Genetics, Inc.*.................     744,563
                                                  ----------
                                                   1,804,864
                                                  ----------
        MEDICAL & BIO-TECHNOLOGY--0.7%
24,000  North American Scientific, Inc.*........     430,500
                                                  ----------
        METALS--5.2%
49,080  AK Steel Holding Corp...................     392,640
40,750  Allegheny Technologies, Inc.............     733,500
 8,200  Carpenter Technology....................     173,225
27,100  Northwest Pipe Co.*.....................     321,813
27,900  Precision Castparts Corp................   1,262,475
 7,500  RTI International Metals, Inc.*.........      85,313
11,400  USX-US Steel Group, Inc.................     211,613
                                                  ----------
                                                   3,180,579
                                                  ----------
        OIL & GAS--6.1%
14,800  Anadarko Petroleum Corp.................     729,825
16,700  EOG Resources, Inc......................     559,450
18,300  Friede Goldman Halter, Inc*.............     163,556
10,880  Noble Drilling Corp.*...................     448,120
32,800  Ocean Energy, Inc.*.....................     465,350
 7,200  Swift Energy Company*...................     204,300
17,000  Talisman Energy, Inc.*..................     563,125
10,600  Transocean Sedco Forex Inc..............     566,438
                                                  ----------
                                                   3,700,164
                                                  ----------
        PHARMACEUTICALS--3.1%
 8,800  AmeriSource Health Corp.--Class A*......     272,800
20,200  Guilford Pharmaceuticals, Inc.*.........     304,263
18,100  ICN Pharmaceuticals, Inc................     503,406
 8,700  Mylan Laboratories, Inc.................     158,775
 3,900  Protein Design Labs, Inc.*..............     643,317
                                                  ----------
                                                   1,882,561
                                                  ----------
        REAL ESTATE--0.6%
 8,900  Boston Properties, Inc.--REIT...........     343,763
 3,700  Jones Lang LaSalle, Inc.*...............      49,488
                                                  ----------
                                                     393,251
                                                  ----------
                                                    VALUE
SHARES                                             (NOTE 1)
------                                            ----------
        RETAILERS--1.0%
18,600  Action Performance Co., Inc.*...........  $  134,850
25,200  Claire's Stores, Inc....................     485,100
                                                  ----------
                                                     619,950
                                                  ----------
        TELEPHONE SYSTEMS--1.4%
 2,640  VoiceStream Wireless Corp.*.............     307,024
 6,140  Western Wireless Corp.--Class A*........     334,630
 5,600  WinStar Communications, Inc.*...........     189,700
                                                  ----------
                                                     831,354
                                                  ----------
        TEXTILES, CLOTHING & FABRICS--3.4%
23,700  Delta & Pine Land Co....................     593,981
75,200  Unifi, Inc.*............................     930,600
15,500  WestPoint Stevens, Inc..................     172,438
39,700  Wolverine World Wide, Inc...............     392,038
                                                  ----------
                                                   2,089,057
                                                  ----------
        TRANSPORTATION--1.4%
 7,900  Kirby Corp.*............................     167,875
65,380  Wabtec Corp.............................     678,318
                                                  ----------
                                                     846,193
                                                  ----------
        TOTAL INVESTMENTS AT
          MARKET VALUE--95.4%
          (Cost $51,824,453)....................  58,130,858
        OTHER ASSETS IN EXCESS OF
          LIABILITIES--4.6%.....................   2,781,298
                                                  ----------
        NET ASSETS--100.0%......................  $60,912,156
======

NOTES TO THE PORTFOLIO OF INVESTMENTS:
ADR--American Depository Receipt
REIT--Real Estate Investment Trust
* Non-Income Producing Security
Percentages indicated are based on net assets

   The accompanying notes are an integral part of these financial statements.

CLIFTON ENHANCED U.S. EQUITY FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED)

JUNE 30, 2000

   PAR                                                                                                              VALUE
  AMOUNT                                                                                  COUPON     MATURITY      (NOTE 1)
----------                                                                                ------    ----------    ----------
              DOMESTIC BONDS & DEBT SECURITIES--90.3%
              ASSET BACKED SECURITIES--52.5%
$  645,557    Amresco Residential Securities Mortgage Loan Trust Ser. 1998-2,
              Class A2................................................................    6.245%    04/25/2022    $  640,667
   842,258    Chase Manhattan Auto Owner Trust Ser. 1996-C, Class A4..................    6.150%    03/15/2002       839,642
   958,032    Chevy Chase Auto Receivables Trust, Ser. 1998-1, Class A................    5.970%    10/20/2004       947,154
   510,806    CIT RV Trust, Ser. 1999-A, Class A1.....................................    5.330%    12/15/2005       508,959
 1,112,685    Compass Auto Receivable Trust, Ser. 1998-A, Class A3....................    5.900%    05/15/2004     1,101,720
   675,000    Copelco Capital Funding Corp., Ser. 1999-A, Class A3....................    5.665%    03/15/2002       669,063
   809,000    Ford Credit Auto Owner Trust, Ser. 1999-B, Class A4.....................    5.800%    06/15/2002       801,416
   697,969    Green Tree Home Improvement Loan Trust, Ser. 1996-C, Class HIA3.........    7.350%    07/15/2021       698,544
   725,000    Honda Auto Receivables Owner Trust, Ser.1999-1, Class A3................    5.300%    09/15/2002       716,971
 1,000,000    Ikon Receivables LLC, Ser. 1999-1, Class A3.............................    5.990%    05/15/2005       989,615
 1,000,000    John Deere Owner Trust, Ser. 1999-A, Class A3...........................    5.940%    10/15/2002       986,645
 1,000,000    Life Financial Service Trust, Ser. 1998-1, Class A2.....................    6.220%    10/25/2013       993,795
   571,962    MMCA Automobile Trust, Ser. 1998-1, Class A3............................    5.860%    08/16/2004       568,573
   842,294    Newcourt Receivables Assets Trust, Ser. 1997-1, Class A4................    6.193%    05/20/2005       835,299
   763,083    Nissan Auto Receivable Grantor Trust, Ser. 1998-A, Class A..............    5.450%    04/15/2004       753,541
   750,000    Premier Auto Trust, Ser. 1998-1, Class A4...............................    5.700%    10/06/2002       741,446
   426,446    Union Acceptance Corp., Ser. 1996-C, Class A2...........................    6.510%    11/08/2002       425,860
   700,000    World Financial Network Credit Card Master Trust, Ser.1996-A, Class A..     6.700%    02/15/2004       697,225
                                                                                                                  ----------
                                                                                                                  13,916,135
                                                                                                                  ----------
              CORPORATE DEBT--8.5%
 1,000,000    Bear Stearns Cos., Inc. (FR)(a).........................................    7.059%    05/16/2003       997,330
   250,000    General Motors Acceptance Corp. (FR)....................................    6.500%    04/29/2002       249,857
 1,000,000    Household Finance Corp. (FR)(a).........................................    7.078%    06/17/2005       996,282
                                                                                                                  ----------
                                                                                                                   2,243,469
                                                                                                                  ----------
              MORTGAGE BACKED SECURITIES--13.4%
   750,000    Chase Funding Mortgage Loan Asset-Backed Certificates, Ser. 1998-1,
              Class IA2...............................................................    6.080%    05/25/2013       742,669
   500,000    Federal Home Loan Mortgage Corp., Ser. 1618, Class FB (FR)..............    5.420%    10/15/2008       460,865
   500,000    Federal National Mortgage Association, Ser. 1993-138, Class FM (FR).....    5.390%    12/25/2021       458,233
   415,570    Federal National Mortgage Association, Ser. G92-5, Class FA (FR)........    5.515%    01/25/2022       395,921
   500,000    Federal National Mortgage Association, Ser. 1993-155, Class FC (FR).....    5.140%    04/25/2022       460,941
   533,956    Morgan Stanley Capital Inc., Ser. 1996-1, Class A1......................    7.250%    01/25/2027       531,850
   505,082    Prudential Home Mortgage Securities, Ser. 1994-1, Class A3..............    6.000%    02/25/2009       499,327
                                                                                                                  ----------
                                                                                                                   3,549,806
                                                                                                                  ----------
                                                                                                     MATURITY
                                                                                                    ----------
              EQUITY LINKED SECURITIES--15.9%
    17,800    Bear Stearns, S&P 500 Equity Linked Notes.........................................    05/20/2003       124,600
     4,400    Lehman Brothers Holdings, Inc., Cisco Systems YEELDS..............................    02/26/2001       418,000
    30,300    Merrill Lynch, S&P 500 MITTS......................................................    05/10/2001       712,050
    35,550    Merrill Lynch, S&P 500 MITTS......................................................    09/16/2002       608,794

   The accompanying notes are an integral part of these financial statements.

CLIFTON ENHANCED U.S. EQUITY FUND

JUNE 30, 2000

   PAR                                                                                                              VALUE
  AMOUNT                                                                                             MATURITY      (NOTE 1)
----------                                                                                          ----------    ----------
              EQUITY LINKED SECURITIES (CONTINUED)
$   44,900    Morgan Stanley, Cisco Systems, Inc. PERQS.........................................    08/01/2001    $  331,138
    81,500    Morgan Stanley, Sun Microsystems PERQS............................................    05/30/2001       723,313
     1,800    Smith Barney, S&P 500 Equity Linked Notes.........................................    08/13/2001        61,650
     2,200    Smith Barney, S&P 500 Equity Linked Notes.........................................    03/11/2002        59,950
    56,700    Smith Barney, S&P 500 Equity Linked Notes.........................................    01/01/2003     1,169,432
                                                                                                                  ----------
                                                                                                                   4,208,927
                                                                                                                  ----------
              TOTAL DOMESTIC BONDS AND DEBT SECURITIES (Cost $23,798,079).....................................    23,918,337
                                                                                                                  ----------

                                STRIKE  EXPIRATION                 VALUE
                                PRICE      DATE       CONTRACTS   (NOTE 1)
                                ------  ----------    ---------  ----------
PURCHASED PUT OPTIONS--0.9%
Cisco Systems, Inc.              35.00  08/03/2000       100     $      625
Cisco Systems, Inc.              35.00  10/21/2000       100          3,750
Cisco Systems, Inc.              42.50  01/20/2001       50          10,626
Lehman Brothers
  Holdings, Inc.                 30.00  02/26/2001       100          3,125
Lehman Brothers
  Holdings, Inc.                 45.00  01/19/2002       20           5,375
Sun Microsystems, Inc.           42.50  07/22/2000       50             313
Sun Microsystems, Inc.           47.50  07/22/2000       50             313
Sun Microsystems, Inc.          100.00  01/20/2001       75         144,375
Sun Microsystems, Inc.          110.00  01/20/2001       30          81,000
                                                                 ----------
  TOTAL OPTIONS (Cost $291,098)...................                  249,502
                                                                 ----------
  TOTAL INVESTMENTS--91.2%
    (Cost $24,089,177)............................               24,167,839
  OTHER ASSETS IN EXCESS OF LIABILITIES 8.8%......                2,331,702
                                                                 ----------
  NET ASSETS 100.0%...............................               $26,499,541
                                                                 ==========

NOTES TO THE SCHEDULE OF INVESTMENTS:
FR--Floating Rate Securities
MITTS--Market Index Target-Term Securities
PERQS--Performance Equity-Linked Quarterly-Pay Securities
YEELDS--Yield Enhanced, Equity-Linked Debt Securities
(a) Held as collateral for open futures contracts
Percentages indicated are based on net assets

   The accompanying notes are an integral part of these financial statements.

M FUND, INC

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

JUNE 30, 2000

                                   BRANDES                  FRONTIER CAPITAL  CLIFTON ENHANCED
                                INTERNATIONAL  TURNER CORE    APPRECIATION      U.S. EQUITY
                                 EQUITY FUND   GROWTH FUND        FUND              FUND
                                -------------  -----------  ----------------  ----------------
ASSETS:
  Investments, at value (Note
    1)*--see accompanying
    Portfolio of
    Investments...............   $70,308,968   $38,157,840    $58,130,858       $24,167,839
  Cash........................     1,654,365      346,242       2,987,240         2,086,835
  Cash denominated in foreign
    currencies**..............        51,103           --              --                --
  Receivable from:
    Securities sold...........     1,163,257    2,046,451          21,796                --
    Capital stock
      subscriptions...........       211,618           49          17,920             4,385
    Dividends and interest....       246,736       19,968          36,900           118,974
    Investment Adviser, net
      (Note 2)................            --       25,645              --                --
    Net variation margin on
      financial futures
      contracts (Note 1)......            --           --              --           156,550
  Deferred organization
    expense...................         9,319        9,319           9,319             9,319
                                 -----------   -----------    -----------       -----------
        Total assets..........    73,645,366   40,605,514      61,204,033        26,543,902
                                 -----------   -----------    -----------       -----------
LIABILITIES:
  Payable for:
    Securities purchased......       409,210    1,683,885         151,418                --
    Capital stock
      redemptions.............        42,733       25,933           4,473             9,265
    Investment Adviser (Note
      2)......................        88,998           --         100,112             2,235
    Accrued expenses and other
      liabilities.............        40,572       42,441          35,874            32,861
                                 -----------   -----------    -----------       -----------
        Total liabilities.....       581,513    1,752,259         291,877            44,361
                                 -----------   -----------    -----------       -----------
NET ASSETS....................   $73,063,853   $38,853,255    $60,912,156       $26,499,541
                                 ===========   ===========    ===========       ===========
NET ASSETS CONSIST OF:
    Paid-in capital...........   $59,921,453   $29,560,866    $43,451,025       $22,901,006
    Undistributed net
      investment income
      (distributions in excess
      of net investment
      income).................       655,615       (1,083)        (65,237)          212,437
    Accumulated net realized
      gain on investments,
      foreign currency
      transactions, and option
      and futures contracts...     4,244,605    6,912,522      11,219,963         3,367,311
    Net unrealized
      appreciation on
      investments, option and
      futures contracts, and
      net other assets........     8,242,180    2,380,950       6,306,405            18,787
                                 -----------   -----------    -----------       -----------
  NET ASSETS..................   $73,063,853   $38,853,255    $60,912,156       $26,499,541
                                 ===========   ===========    ===========       ===========
  SHARES OUTSTANDING..........     4,579,322    1,630,025       2,571,395         1,331,660
                                 ===========   ===========    ===========       ===========
  Net asset value, offering
    price and redemption price
    per share.................   $     15.96   $    23.84     $     23.69       $     19.90
                                 ===========   ===========    ===========       ===========

   * Cost of investments......   $62,063,257   $35,776,890    $51,824,453       $24,089,177
  ** Cost of cash denominated
    in foreign currencies.....   $    51,172           --              --                --

    The accompanying notes are an integral part of the financial statements.

M FUND, INC.

STATEMENTS OF OPERATIONS (UNAUDITED)

FOR THE PERIOD ENDED JUNE 30, 2000

                                   BRANDES                  FRONTIER CAPITAL  CLIFTON ENHANCED
                                INTERNATIONAL  TURNER CORE    APPRECIATION      U.S. EQUITY
                                 EQUITY FUND   GROWTH FUND        FUND              FUND
                                -------------  -----------  ----------------  ----------------
INVESTMENT INCOME:
  Interest....................   $   69,834    $   55,648     $   111,881       $   212,331
  Dividends *.................      895,888       120,188         174,762            89,528
                                 ----------    -----------    -----------       -----------
          Total investment
            income............      965,722       175,836         286,643           301,859
                                 ----------    -----------    -----------       -----------
EXPENSES:
  Investment Advisory fee
    (Note 2)..................      238,840       113,734         275,384            59,202
  Custody and administration
    fees......................       88,887        70,086          68,265            64,191
  Professional fees...........       16,954        17,490          16,419            13,307
  Shareholder reporting.......       11,599         4,648           4,039             6,255
  Directors' fees and
    expenses..................        4,784         6,225           5,391             2,963
  Amortization of organization
    costs.....................       10,216        10,216          10,216            10,216
  Other.......................        8,499         8,530           6,525             6,975
                                 ----------    -----------    -----------       -----------
          Total expenses......      379,779       230,929         386,239           163,109
  Less: Expenses reimbursable
    by the Adviser (Note 2)..       (75,384)      (54,010)        (34,359)          (73,687)
                                 ----------    -----------    -----------       -----------
  Net operating expenses......      304,395       176,919         351,880            89,422
                                 ----------    -----------    -----------       -----------
NET INVESTMENT INCOME
  (LOSS)......................      661,327        (1,083)        (65,237)          212,437
                                 ----------    -----------    -----------       -----------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Net realized gain (loss) on:
      Investment
        transactions..........    4,267,581     6,994,940      11,521,695         3,847,459
      Foreign currency
        transactions..........      (22,605)           --              --                --
      Option contracts........           --            --              --           (15,377)
      Futures contracts.......           --            --              --          (452,425)
                                 ----------    -----------    -----------       -----------
      Net realized gain.......    4,244,976     6,994,940      11,521,695         3,379,657
                                 ----------    -----------    -----------       -----------
  Net change in unrealized
    (depreciation) on:
      Investments.............     (880,955)   (6,496,837)     (6,073,700)       (4,082,307)
      Forward currency and net
        other assets..........       (3,330)           --              --                --
      Option contracts........           --            --              --           (41,596)
      Futures contracts.......           --            --              --           (59,875)
                                 ----------    -----------    -----------       -----------
      Net change in unrealized
        (depreciation)........     (884,285)   (6,496,837)     (6,073,700)       (4,183,778)
                                 ----------    -----------    -----------       -----------
  NET REALIZED AND UNREALIZED
    GAIN (LOSS)...............    3,360,691       498,103       5,447,995          (804,121)
                                 ----------    -----------    -----------       -----------
  NET INCREASE (DECREASE) IN
    NET ASSETS RESULTING FROM
    OPERATIONS................   $4,022,018    $  497,020     $ 5,382,758       $  (591,684)
                                 ==========    ===========    ===========       ===========

  * Net of foreign taxes
    withheld of:..............   $   95,699    $      632     $       320       $         7

    The accompanying notes are an integral part of the financial statements.

M FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                      BRANDES INTERNATIONAL                   TURNER CORE
                                           EQUITY FUND                        GROWTH FUND
                                ---------------------------------  ---------------------------------
                                SIX MONTHS ENDED    YEAR ENDED     SIX MONTHS ENDED    YEAR ENDED
                                 JUNE 30, 2000     DECEMBER 31,     JUNE 30, 2000     DECEMBER 31,
                                  (UNAUDITED)          1999          (UNAUDITED)          1999
                                ----------------   ------------    ----------------   ------------
INCREASE (DECREASE) IN NET
  ASSETS FROM:
OPERATIONS:
  Net investment income
    (loss)....................    $   661,327       $   311,654      $     (1,083)    $     40,875
  Net realized gain on
    investment and foreign
    currency transactions and
    option and futures
    contracts.................      4,244,976         2,113,711         6,994,940        2,803,356
  Net change in unrealized
    appreciation
    (depreciation) on
    investments, forward
    currency contracts,
    foreign currency, option
    and futures contracts and
    other assets..............       (884,285)        8,515,233        (6,496,837)       6,750,251
                                  -----------       -----------      ------------     ------------
  Net increase in net assets
    resulting from
    operations................      4,022,018        10,940,598           497,020        9,594,482
                                  -----------       -----------      ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment
    income....................        (36,532)         (274,130)               --          (49,484)
  In excess of net investment
    income....................             --                --                --               --
  From net realized capital
    gains.....................       (865,954)       (1,255,022)         (444,797)      (3,139,438)
  In excess of net realized
    capital gains.............             --                --                --               --
                                  -----------       -----------      ------------     ------------
    Total distributions to
      shareholders............       (902,486)       (1,529,152)         (444,797)      (3,188,922)
                                  -----------       -----------      ------------     ------------
FUND SHARE TRANSACTIONS (NOTE
  4):
  Proceeds from shares sold...     22,640,861        30,942,799        33,529,442       39,846,687
  Net asset value of shares
    issued on reinvestment of
    distributions.............        902,486         1,529,152           444,797        3,188,922
  Cost of shares
    repurchased...............     (2,106,561)       (5,759,178)      (48,098,786)     (10,395,644)
                                  -----------       -----------      ------------     ------------
  Net increase (decrease) in
    net assets resulting from
    Fund share transactions...     21,436,786        26,712,773       (14,124,547)      32,639,965
                                  -----------       -----------      ------------     ------------
TOTAL CHANGE IN NET ASSETS....     24,556,318        36,124,219       (14,072,324)      39,045,525
NET ASSETS:
  Beginning of year...........     48,507,535        12,383,316        52,925,579       13,880,054
                                  -----------       -----------      ------------     ------------
  End of year *...............    $73,063,853       $48,507,535      $ 38,853,255     $ 52,925,579
                                  ===========       ===========      ============     ============

* Including undistributed net
  investment income
  (distributions in excess of
  net investment income)
  of:.........................    $   655,615       $    30,820      $     (1,083)    $         --

    The accompanying notes are an integral part of the financial statements.

M FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                        FRONTIER CAPITAL                 CLIFTON ENHANCED U.S.
                                        APPRECIATION FUND                     EQUITY FUND
                                ---------------------------------  ---------------------------------
                                SIX MONTHS ENDED    YEAR ENDED     SIX MONTHS ENDED    YEAR ENDED
                                 JUNE 30, 2000     DECEMBER 31,     JUNE 30, 2000     DECEMBER 31,
                                  (UNAUDITED)          1999          (UNAUDITED)          1999
                                ----------------   ------------    ----------------   ------------
INCREASE (DECREASE) IN NET
  ASSETS FROM:
OPERATIONS:
  Net investment income
    (loss)....................    $    (65,237)    $   (205,041)     $   212,437       $   102,792
  Net realized gain on
    investment and foreign
    currency transactions and
    option and futures
    contracts.................      11,521,695        4,195,967        3,379,657         2,483,769
  Net change in unrealized
    appreciation
    (depreciation) on
    investments, forward
    currency contracts,
    foreign currency, option
    and futures contracts and
    other assets..............      (6,073,700)       9,824,763       (4,183,778)        1,645,919
                                  ------------     ------------      -----------       -----------
  Net increase (decrease) in
    net assets resulting from
    operations................       5,382,758       13,815,689         (591,684)        4,232,480
                                  ------------     ------------      -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment
    income....................              --               --             (260)         (103,437)
  In excess of net investment
    income....................              --               --               --                --
  From net realized capital
    gains.....................      (1,635,631)      (1,374,766)        (693,904)       (1,701,245)
  In excess of net realized
    capital gains.............              --               --               --                --
                                  ------------     ------------      -----------       -----------
    Total distributions to
      shareholders............      (1,635,631)      (1,374,766)        (694,164)       (1,804,682)
                                  ------------     ------------      -----------       -----------
FUND SHARE TRANSACTIONS (NOTE
  4):
  Proceeds from shares sold...      40,096,688       20,857,440        6,667,639        10,487,770
  Net asset value of shares
    issued on reinvestment of
    distributions.............       1,635,631        1,374,766          694,164         1,804,682
  Cost of shares
    repurchased...............     (32,486,652)     (18,531,662)      (2,439,895)       (6,939,199)
                                  ------------     ------------      -----------       -----------
  Net increase in net assets
    resulting from Fund share
    transactions..............       9,245,667        3,700,544        4,921,908         5,353,253
                                  ------------     ------------      -----------       -----------
TOTAL CHANGE IN NET ASSETS....      12,992,794       16,141,467        3,636,060         7,781,051
NET ASSETS:
  Beginning of year...........      47,919,362       31,777,895       22,863,481        15,082,430
                                  ------------     ------------      -----------       -----------
  End of year *...............    $ 60,912,156     $ 47,919,362      $26,499,541       $22,863,481
                                  ============     ============      ===========       ===========

* Including undistributed net
  investment income
  (distributions in excess of
  net investment income)
  of:.........................    $    (65,237)    $         --      $   212,437       $       260

    The accompanying notes are an integral part of the financial statements.

M FUND, INC.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                BRANDES INTERNATIONAL EQUITY FUND
                           ----------------------------------------------------------------------------
                                SIX MONTHS        YEAR ENDED    YEAR ENDED    YEAR ENDED   PERIOD ENDED
                           ENDED JUNE 30, 2000   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                               (UNAUDITED)           1999          1998          1997        1996(A)
                           -------------------   ------------  ------------  ------------  ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....         $ 15.52           $ 10.84       $  9.96       $ 9.88        $10.00
                                  -------           -------       -------       ------        ------
Income from investment
  operations:
  Net investment
    income...............            0.14              0.10          0.09         0.07          0.06
  Net realized and
    unrealized gain
    (loss) on
    investments..........            0.50              5.09          1.44         0.15         (0.12)
                                  -------           -------       -------       ------        ------
    Total from investment
      operations.........            0.64              5.19          1.53         0.22         (0.06)
                                  -------           -------       -------       ------        ------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............           (0.01)            (0.09)        (0.06)       (0.07)        (0.06)
  In excess of net
    investment income....              --                --            --        (0.03)           --
  From net realized
    capital gains........           (0.19)            (0.42)        (0.53)          --            --
  In excess of net
    realized capital
    gains................              --                --         (0.06)          --            --
  Tax return of
    capital..............              --                --            --        (0.04)           --
                                  -------           -------       -------       ------        ------
    Total
      distributions......           (0.20)            (0.51)        (0.65)       (0.14)        (0.06)
                                  -------           -------       -------       ------        ------
NET ASSET VALUE, END OF
  PERIOD.................         $ 15.96           $ 15.52       $ 10.84       $ 9.96        $ 9.88
                                  =======           =======       =======       ======        ======
TOTAL RETURN.............            4.14%            47.86%        15.37%        2.26%        (0.63)%*
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period (000's).......         $73,064           $48,508       $12,383       $6,034        $3,177
  Net expenses to average
    daily net assets
    before interest
    expense**............            1.06%             1.24%         1.30%        1.30%         1.30%
  Net expenses to average
    daily net assets
    after interest
    expense**............            1.06%             1.24%         1.30%        1.30%         1.30%
  Net investment income
    (loss) to average
    daily net assets**...            2.31%             1.31%         1.00%        0.83%         0.67%
  Portfolio turnover
    rate.................              12%               19%          116%          74%           65%
  Without the
    reimbursement of
    expenses by the
    adviser, the ratio of
    net expenses and net
    investment income
    (loss) to average net
    assets would have
    been:
  Expenses before
    interest expense**...            1.32%             1.93%         3.57%        4.93%         7.28%
  Net investment income
    (loss)**.............            2.05%             0.61%        (1.27)%      (2.80)%       (5.31)%

(a)  Funds commenced operations on January 4, 1996
*    Not annualized
**   Annualized for periods less than one year

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                     TURNER CORE GROWTH FUND
                           ----------------------------------------------------------------------------
                                SIX MONTHS        YEAR ENDED    YEAR ENDED    YEAR ENDED   PERIOD ENDED
                           ENDED JUNE 30, 2000   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                               (UNAUDITED)           1999          1998          1997        1996(A)
                           -------------------   ------------  ------------  ------------  ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....         $ 22.93           $ 17.84       $ 13.50       $11.60        $10.00
                                  -------           -------       -------       ------        ------
Income from investment
  operations:
  Net investment
    income...............              --              0.02          0.02         0.04          0.06
  Net realized and
    unrealized gain
    (loss) on
    investments..........            1.19              6.92          4.64         3.22          1.94
                                  -------           -------       -------       ------        ------
    Total from investment
      operations.........            1.19              6.94          4.66         3.26          2.00
                                  -------           -------       -------       ------        ------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............              --             (0.02)        (0.03)       (0.04)        (0.06)
  In excess of net
    investment income....              --                --            --           --            --
  From net realized
    capital gains........           (0.28)            (1.83)        (0.29)       (1.22)        (0.34)
  In excess of net
    realized capital
    gains................              --                --            --        (0.10)           --
                                  -------           -------       -------       ------        ------
    Total
      distributions......           (0.28)            (1.85)        (0.32)       (1.36)        (0.40)
                                  -------           -------       -------       ------        ------
NET ASSET VALUE, END OF
  PERIOD.................         $ 23.84           $ 22.93       $ 17.84       $13.50        $11.60
                                  =======           =======       =======       ======        ======
TOTAL RETURN.............            5.18%            40.11%        34.56%       28.32%        19.99%*
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period (000's).......         $38,853           $52,926       $13,880       $3,820        $2,003
  Net expenses to average
    daily net assets
    before interest
    expense**............            0.70%             0.70%         0.70%        0.70%         0.70%
  Net expenses to average
    daily net assets
    after interest
    expense**............            0.70%             0.70%         0.70%        0.70%         0.78%
  Net investment income
    (loss) to average
    daily net assets**...              --              0.19%         0.31%        0.34%         0.55%
  Portfolio turnover
    rate.................             306%              286%          242%         206%          258%
  Without the
    reimbursement of
    expenses by the
    adviser, the ratio of
    net expenses and net
    investment income
    (loss) to average net
    assets would have
    been:
  Expenses before
    interest expense**...            0.91%             1.40%         3.42%        6.18%         8.43%
  Net investment income
    (loss)**.............           (0.21)%           (0.51)%       (2.41)%      (5.14)%       (7.18)%

(a)  Funds commenced operations on January 4, 1996
*    Not annualized
**   Annualized for periods less than one year

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                FRONTIER CAPITAL APPRECIATION FUND
                           ----------------------------------------------------------------------------
                                SIX MONTHS        YEAR ENDED    YEAR ENDED    YEAR ENDED   PERIOD ENDED
                           ENDED JUNE 30, 2000   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                               (UNAUDITED)           1999          1998          1997        1996(A)
                           -------------------   ------------  ------------  ------------  ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....         $ 21.12           $ 15.09       $ 14.92       $ 12.52       $10.00
                                  -------           -------       -------       -------       ------
Income from investment
  operations:
  Net investment
    income...............           (0.03)             0.09         (0.04)         0.00         0.00
  Net realized and
    unrealized gain on
    investments..........            3.25              6.74          0.29          2.76         3.03
                                  -------           -------       -------       -------       ------
    Total from investment
      operations.........            3.22              6.65          0.25          2.76         3.03
                                  -------           -------       -------       -------       ------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net realized
    capital gains........           (0.65)            (0.62)        (0.08)        (0.36)       (0.51)
                                  -------           -------       -------       -------       ------
    Total
      distributions......           (0.65)            (0.62)        (0.08)        (0.36)       (0.51)
                                  -------           -------       -------       -------       ------
NET ASSET VALUE, END OF
  PERIOD.................         $ 23.69           $ 21.12       $ 15.09       $ 14.92       $12.52
                                  =======           =======       =======       =======       ======
TOTAL RETURN.............           15.25%            44.17%         1.68%        22.13%       30.31%*
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period (000's).......         $60,912           $47,919       $31,778       $16,628       $3,006
  Net expenses to average
    daily net assets
    before interest
    expense**............            1.15%             1.15%         1.15%         1.15%        1.15%
  Net expenses to average
    daily net assets
    after interest
    expense**............            1.15%             1.15%         1.15%         1.15%        1.20%
  Net investment income
    (loss) to average
    daily net assets**...           (0.21)%           (0.57)%       (0.32)%       (0.13)%      (0.30)%
  Portfolio turnover
    rate.................              73%               75%           68%           61%         140%
  Without the
    reimbursement of
    expenses by the
    adviser, the ratio of
    net expenses and net
    investment income
    (loss) to average net
    assets would have
    been:
  Expenses before
    interest expense**...            1.26%             1.47%         1.75%         2.86%        8.12%
  Net investment income
    (loss)**.............           (0.32)%           (0.90)%       (0.92)%       (1.84)%      (7.27)%

(a)  Funds commenced operations on January 4, 1996
*    Not annualized
**   Annualized for periods less than one year

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                CLIFTON ENHANCED U.S. EQUITY FUND
                           ----------------------------------------------------------------------------
                                SIX MONTHS        YEAR ENDED    YEAR ENDED    YEAR ENDED   PERIOD ENDED
                           ENDED JUNE 30, 2000   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                               (UNAUDITED)           1999          1998          1997        1996(A)
                           -------------------   ------------  ------------  ------------  ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....         $ 20.97           $ 18.07       $ 15.09       $11.85        $10.00
                                  -------           -------       -------       ------        ------
Income from investment
  operations:
  Net investment
    income...............            0.16              0.10          0.11         0.08          0.12
  Net realized and
    unrealized gain on
    investments..........           (0.69)             4.60          3.45         3.78          2.25
                                  -------           -------       -------       ------        ------
    Total from investment
      operations.........           (0.53)             4.70          3.56         3.86          2.37
                                  -------           -------       -------       ------        ------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............              --             (0.10)        (0.10)       (0.09)        (0.12)
  In excess of net
    investment income....              --                --         (0.01)          --            --
  From net realized
    capital gains........           (0.54)            (1.70)        (0.35)       (0.53)        (0.40)
  In excess of net
    realized capital
    gains................              --                --         (0.12)          --            --
                                  -------           -------       -------       ------        ------
    Total
      distributions......           (0.54)            (1.80)        (0.58)       (0.62)        (0.52)
                                  -------           -------       -------       ------        ------
NET ASSET VALUE, END OF
  PERIOD.................         $ 19.90           $ 20.97       $ 18.07       $15.09        $11.85
                                  =======           =======       =======       ======        ======
TOTAL RETURN.............           (2.53)%           26.07%        23.69%       32.68%        23.67%*
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period (000's).......         $26,500           $22,863       $15,082       $7,345        $1,582
  Net expenses to average
    daily net assets
    before interest
    expense**............            0.74%             0.86%         0.80%        0.80%         0.80%
  Net expenses to average
    daily net assets
    after interest
    expense**............            0.74%             0.80%         0.80%        0.80%         0.80%
  Net investment income
    (loss) to average
    daily net assets**...            1.77%             0.56%         0.80%        1.17%         1.43%
  Portfolio turnover
    rate.................             142%               69%           50%          52%           79%
  Without the
    reimbursement of
    expenses by the
    adviser, the ratio of
    net expenses and net
    investment income
    (loss) to average net
    assets would have
    been:
  Expenses before
    interest expense**...            1.36%             1.63%         2.34%        5.41%        12.32%
  Net investment income
    (loss)**.............            1.15%            (0.26)%       (0.74)%      (3.44)%      (10.09)%

(a)  Funds commenced operations on January 4, 1996
*    Not annualized
**   Annualized for periods less than one year

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

M Fund, Inc. (the "Company") was incorporated in Maryland on August 11, 1995 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company consists of four separate diversified investment portfolios: Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Clifton Enhanced U.S. Equity Fund (formerly Enhanced U.S. Equity Fund) (singularly the "Fund" or collectively the "Funds"), each of which is, in effect, a separate mutual fund. Pursuant to a vote of the majority of the Directors of the Company, on May 1, 2000 the name of the Enhanced U.S. Equity Fund was changed to Clifton Enhanced U.S. Equity Fund. This change was made in connection with the change in sub-adviser to The Clifton Group, replacing Franklin Portfolio Associates, L.L.C.

The Company offers its shares to separate accounts of certain insurance companies as the underlying funding vehicle for certain variable annuity and variable life insurance policies offered by members of M Financial Group and issued by certain life insurance companies affiliated with M Financial Group. Shares of the Company may also be sold to qualified pension and retirement plans. In addition, at June 30, 2000, shares of the Company were offered to separate accounts funding variable annuity and variable life contracts issued by John Hancock Variable Life Insurance Co. and Pacific Life Insurance Co.

Brandes International Equity Fund's investment objective is long-term capital appreciation by investing principally in equity securities of foreign issuers. Turner Core Growth Fund seeks long-term capital appreciation through a diversified portfolio of common stocks that show strong earning potential with reasonable market prices. Frontier Capital Appreciation Fund seeks maximum capital appreciation through investment in common stocks of companies of all sizes, with emphasis on stocks of small to medium capitalization companies (i.e. companies with market capitalization of less than $3 billion). Clifton Enhanced U.S. Equity Fund's objective is to achieve above-market total return by using a combination of S&P futures contracts and a cash portfolio to create a synthetic enhanced S&P product.

1. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

PORTFOLIO VALUATION

Equity securities and other similar investments traded on a recognized U.S. or foreign securities exchange or the National Association of Securities Dealers Automated Quotation System (NASDAQ) are valued at their last sale price on the principal exchange on which they are traded or NASDAQ (if NASDAQ is the principal market for such securities). If no sale occurs, equities traded on an U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price. Equities traded on a foreign exchange, for which no sale occurs, are valued at the official bid price. Unlisted equity securities for which market quotations are readily available are valued at the last sale price or, if no sale occurs, at the mean between

M FUND, INC.

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) the last bid and asked price. Debt securities and other fixed-income investments of the Funds will be valued at prices supplied by independent pricing agents approved by the Board of Directors. Short-term obligations maturing in sixty days or less are valued at amortized cost. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. Securities for which there are no readily available market quotations or whose market value does not, in the investment adviser's opinion, reflect fair value, are valued at fair value using methods determined in good faith by the Board of Directors.

REPURCHASE AGREEMENTS

Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (i.e. collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Funds' Investment Adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

FOREIGN CURRENCY

Brandes International Equity Fund may invest in non-U.S. dollar denominated assets. Foreign currencies, investments and other assets and liabilities of the Fund are translated into U.S. dollars at the exchange rates available at twelve noon Eastern Time. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate that portion of the results for changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Net realized foreign currency gains and losses result from changes in exchange rates, including foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gains and losses on investment transactions.

M FUND, INC.

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
FORWARD FOREIGN CURRENCY CONTRACTS

Brandes International Equity Fund may enter into forward foreign currency exchange contracts. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at settlement date.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts can limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FUTURES CONTRACTS

The Brandes International Equity Fund and Clifton Enhanced U.S. Equity Fund may invest in futures. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities. The Brandes International Equity Fund may enter into futures transactions only as a hedge against the risk of unexpected changes in the value of securities held or intended to be held by the Fund. Hedging theoretically reduces market risk, and exposure exists to the extent there is a related imperfect correlation. The use of futures contracts for hedging involves the risk of imperfect correlation in movement in the price of the futures contracts compared to the underlying hedged assets. The Clifton Enhanced U.S. Equity Fund may enter into futures transactions to have a 100% exposure to the S&P 500. The loss from investing in futures that are unhedged or uncovered, is potentially unlimited.

Upon entering into a futures contract, the Fund is required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

M FUND, INC.

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
OPTIONS CONTRACTS

The Brandes International Equity Fund and Clifton Enhanced U.S. Equity Fund may purchase or write options.

A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security. The liability related to such options is also eliminated when this occurs. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised this loss can be greater than premium received. In addition, the Fund could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Investment income is recorded net of foreign taxes withheld where the recovery of such taxes is uncertain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Most expenses of the Company can be directly

M FUND, INC.

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) attributed to a fund. Expenses which cannot be directly attributed are apportioned between funds in the Company.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Each Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gains, if any, on an annual basis. Each Fund also distributes, at least annually, substantially all of the long-term capital gains in excess of available capital losses, if any, which it realizes for each taxable year. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences, including the deferral of wash sales and the deferral of net realized capital losses recognized subsequent to October. Permanent differences relating to shareholder distributions will result in differing characterization of distributions made by each Fund and reclassifications to paid-in capital.

FEDERAL INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no provision for federal income or excise tax is necessary. The Brandes International Equity Fund elected to defer to its fiscal year ending December 31, 2000, $5,629 of losses recognized during the period November 1, 1999, to December 31, 1999.

M FUND, INC.

2. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into an investment advisory agreement (the "Advisory Agreement") with M Financial Investment Advisers, Inc. (the "Adviser"). The Advisory Agreement provides for the Funds to pay the Adviser a quarterly fee at an annual rate of the value of each Fund's average daily net assets as follows:

FUND                                              TOTAL ADVISORY FEES
----                                     --------------------------------------
Turner Core Growth Fund                  0.45%

Frontier Capital Appreciation Fund       0.90%

Brandes International Equity Fund*       FOR THE PERIOD JANUARY 1, 2000 THROUGH
                                         APRIL 30, 2000:
                                         1.05% on the first $10 million
                                         0.90% on the next $15 million
                                         0.75% on the next $75 million
                                         0.60% on amounts above $100 million

                                         AS OF MAY 1, 2000:
                                         1.10% on the first $10 million
                                         0.95% on the next $10 million
                                         0.75% on the next $30 million
                                         0.65% on amounts above $50 million

Clifton Enhanced U.S. Equity Fund*       FOR THE PERIOD JANUARY 1, 2000 THROUGH
                                         APRIL 30, 2000:
                                         0.55% on the first $25 million
                                         0.45% on the next $75 million
                                         0.30% on amounts above $100 million

                                         AS OF MAY 1, 2000:
                                         0.40% on the first $25 million
                                         0.35% on amounts above $25 million

  * Pursuant to a vote of the majority of shareholders, the advisory fee structure of these Funds changed effective May 1, 2000.

The Adviser has engaged Brandes Investment Partners, L.P., Turner Investment Partners, Inc., Frontier Capital Management Company, L.L.C., and The Clifton Group to act as sub-advisers to provide day to day portfolio management for the Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Clifton Enhanced U.S. Equity Fund, respectively. On
May 1, 2000, The Clifton Group replaced Franklin Portfolio Associates L.L.C. as sub-adviser of the Clifton Enhanced U.S. Equity Fund (formerly Enhanced U.S. Equity Fund).

M FUND, INC.

2. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
The Adviser has voluntarily undertaken to waive or otherwise reimburse the Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Clifton Enhanced U.S. Equity Fund for their operating expenses, exclusive of advisory fees, brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses, to the extent that they exceed 0.25% of the average daily net assets of the Fund through December 31, 2000.

M Holdings Securities, Inc. acts as distributor (the "Distributor") for each of the Funds. The Distributor is a wholly-owned subsidiary of M Financial Group. No fees are due the Distributor for these services.

No officer, director or employee of the Adviser, or sub-advisers receives any compensation from the Company for serving as a director or officer of the Company. The Company paid each Director who is not an officer or employee of the Adviser and their affiliates, $10,000 per annum plus $500 per meeting attended and reimbursed each such Director for travel and out-of-pocket expenses.

3. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended June 30, 2000, were as follows:

                                                    PURCHASES        SALES
                                                   ------------   ------------
Brandes International Equity Fund................  $ 26,344,393   $  7,041,731
Turner Core Growth Fund..........................   155,917,150    168,454,535
Frontier Capital Appreciation Fund...............    50,648,179     43,201,537
Clifton Enhanced U.S. Equity Fund................    34,634,206     32,756,036

At June 30, 2000, aggregated gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                               FEDERAL      TAX BASIS       TAX BASIS          NET
                                             INCOME TAX     UNREALIZED      UNREALIZED      UNREALIZED
                                                COST       APPRECIATION   (DEPRECIATION)   APPRECIATION
                                             -----------   ------------   --------------   ------------
Brandes International Equity Fund..........  $60,063,257   $11,071,998     $(2,826,287)     $8,245,711
Turner Core Growth Fund....................   35,776,890     3,219,636        (838,686)      2,380,950
Frontier Capital Appreciation Fund.........   51,824,453    10,607,224      (4,300,819)      6,306,405
Clifton Enhanced U.S. Equity Fund..........   24,089,177       214,420        (135,758)         78,662

M FUND, INC.

4. SHARES OF BENEFICIAL INTEREST

    At June 30, 2000 an unlimited number of shares of beneficial interest without par value were authorized. Changes in shares of beneficial interest were as follows:

                                                  BRANDES INTERNATIONAL
                                                       EQUITY FUND                TURNER CORE GROWTH FUND
                                              ------------------------------   ------------------------------
                                                SIX MONTHS         YEAR          SIX MONTHS         YEAR
                                                  ENDED            ENDED           ENDED            ENDED
                                              JUNE 30, 2000    DECEMBER 31,    JUNE 30, 2000    DECEMBER 31,
                                               (UNAUDITED)         1999         (UNAUDITED)         1999
                                              --------------   -------------   --------------   -------------
Shares sold.................................     1,540,411       2,332,187        1,425,922       1,920,003
Shares repurchased..........................      (142,709)       (448,438)      (2,122,605)       (536,725)
Distributions reinvested....................        57,083          98,782           18,815         146,797
                                                 ---------       ---------       ----------       ---------
Net increase................................     1,454,785       1,982,531         (677,868)      1,530,075
Fund shares:
  Beginning of year.........................     3,142,537       1,142,006        2,307,893         777,818
                                                 ---------       ---------       ----------       ---------
  End of year...............................     4,597,322       3,142,537        1,630,025       2,307,893
                                                 =========       =========       ==========       =========

                                                     FRONTIER CAPITAL                 CLIFTON ENHANCED
                                                    APPRECIATION FUND                 U.S. EQUITY FUND
                                              ------------------------------   ------------------------------
                                                SIX MONTHS         YEAR          SIX MONTHS         YEAR
                                                  ENDED            ENDED           ENDED            ENDED
                                              JUNE 30, 2000    DECEMBER 31,    JUNE 30, 2000    DECEMBER 31,
                                               (UNAUDITED)         1999         (UNAUDITED)         1999
                                              --------------   -------------   --------------   -------------
Shares sold.................................     1,635,212       1,234,034          327,878         522,322
Shares repurchased..........................    (1,401,579)     (1,137,812)        (121,645)       (353,244)
Distributions reinvested....................        68,724          66,286           35,112          83,638
                                                ----------      ----------       ----------      ----------
Net increase................................       302,357         162,508          241,345         255,716
Fund shares:
  Beginning of year.........................     2,269,038       2,106,530        1,090,315         834,599
                                                ----------      ----------       ----------      ----------
  End of year...............................     2,571,395       2,269,038        1,331,660       1,090,315
                                                ==========      ==========       ==========      ==========

5. ORGANIZATION COSTS

    Each Fund has borne all costs in connection with its organization. Such costs are being amortized on the straight-line method over a period of five years from the commencement of operations for each Fund and will be fully amortized January 4, 2001. In the event that any of the initial shares of the Funds are redeemed during such amortization period, the Funds will be reimbursed for any unamortized costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

M FUND, INC.

6. FINANCIAL INSTRUMENTS

    Brandes International Equity Fund regularly trades financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to market risks, such as foreign currency exchange rates. These financial instruments are limited to forward currency exchange contracts. The Clifton Enhanced U.S. Equity Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities to maintain a 100% exposure to the S&P 500 Composite Stock Price Index (S&P 500). The notional or contractual amounts of these instruments represent the investments the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered. At June 30, 2000, the Brandes International Equity Fund had no open forward currency exchange contracts and the Clifton Enhanced U.S. Equity Fund was invested in futures contracts as described in Note 7.

7. FUTURES CONTRACTS

    Transactions in futures contracts for the Clifton Enhanced U.S. Equity Fund for the period ended June 30, 2000 were as follows:

Futures Contracts Outstanding at December 31, 1999..........            0
  Contracts Opened..........................................          310
  Contracts Closed..........................................         (202)
                                                                     ----
Futures Contracts Outstanding at June 30, 2000..............          108
                                                                     ====

The futures contracts outstanding as of June 30, 2000 and the description and unrealized appreciation or depreciation for the Clifton U.S. Equity Enhanced Fund were as follows:

                                                                                        UNREALIZED
                                                                         NOTIONAL     APPRECIATION/
                                                            CONTRACTS      VALUE      (DEPRECIATION)
                                                            ---------   -----------   --------------
EuroDollar Futures
  September 2000 -- Long..................................     20       $ 4,653,250       $ 14,000
EuroDollar Futures
  December 2000 -- Long...................................     20       $ 4,643,750       $  2,625
S&P 500 Index Futures
  December 2000 -- Long...................................     28       $10,434,900       $  6,650
S&P 500 Index Futures
  March 2001 -- Long......................................     37       $14,001,725       $(90,650)
S&P 500 Index Futures
  September 2000 -- Short.................................      3       $ 1,101,075       $  7,500

M FUND, INC.

8. CONCENTRATION

    At June 30, 2000, a substantial portion of the Brandes International Equity Fund's net assets consist of securities denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Foreign securities are subject to greater price volatility, more limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States.

9. BENEFICIAL INTEREST

    At June 30, 2000 the ownership of each fund was as follows:

                                                                    PERCENTAGE OF OWNERSHIP
                                                         ---------------------------------------------
                                                                         JOHN HANCOCK       PACIFIC
                                                            M LIFE       VARIABLE LIFE       LIFE
                                                         INSURANCE CO.   INSURANCE CO.   INSURANCE CO.
                                                         -------------   -------------   -------------
Brandes International Equity Fund......................       4.9%           55.2%           39.9%
Turner Core Growth Fund................................       7.8%           57.6%           34.6%
Frontier Capital Appreciation Fund.....................       4.4%           61.4%           34.2%
Clifton Enhanced U.S. Equity Fund......................       9.4%           37.4%           53.2%

10. PROXY VOTING RESULTS

    A special meeting of the Company's shareholders was held on April 11, 2000. The results of votes taken among shareholders on proposals before them are reported below.

Proposal 1

To adopt an amended Investment Advisory Agreement between the Company and the Adviser, with respect to Brandes International Equity Fund, changing the management fee of the Fund.

                                                                  # OF            % OF
                                                              SHARES VOTED    SHARES VOTED
                                                              -------------   ------------
In Favor....................................................  3,041,805.024      92.535%
Against.....................................................    245,377.698       7.465%
Total.......................................................  3,287,182.722         100%

Proposal 2

To adopt an amended Investment Advisory Agreement between the Company and the Adviser, with respect to Enhanced U.S. Equity Fund, changing the management fee of the Fund.

                                                                  # OF            % OF
                                                              SHARES VOTED    SHARES VOTED
                                                              -------------   ------------
In Favor....................................................  1,088,085.825      97.688%
Against.....................................................     21,960.530       1.972%
Abstaining..................................................      3,789.690        .340%
Total.......................................................  1,113,836.045         100%

M FUND, INC.

10. PROXY VOTING RESULTS (CONTINUED)

Proposal 3

To change the fundamental investment policy of Enhanced U.S. Equity Fund with regard to purchasing securities on margin.

                                                                  # OF            % OF
                                                              SHARES VOTED    SHARES VOTED
                                                              -------------   ------------
In Favor....................................................  4,398,793.686         100%